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Exhibit 23.1


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement File No. 333-26297.



                                       /s/ ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
April 3, 2000